UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

March 6, 2018

(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

□

Ball Corporation

Current Report on Form 8-K

Dated March 6, 2018

Item 8.01 Other Events.

Ball Corporation, an Indiana corporation (the “Company”), intends to file a Registration Statement on Form S-3 with the Securities and Exchange Commission pursuant to which the Company may, from time to time, offer its securities, including debt securities that are guaranteed by certain of the Company's 100% owned domestic subsidiaries. The Company is filing this Current Report on Form 8-K to provide updated guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

The Company has retrospectively adjusted the condensed consolidating financial information of the subsidiary guarantors by updating the historical financial statements contained in Note 23 to the Consolidated Financial Statements of Ball Corporation and subsidiaries in its Annual Report on Form 10-K for the year ended December 31, 2017 (the "Form 10-K"). These updated historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is being filed only to update the Notes to the historical financial statements, as described herein. All other information in the Company's Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the Form 10-K, nor does it reflect any subsequent information or events, other than the inclusion of the retrospectively adjusted guarantor financial information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Consolidated Financial Statements of Ball Corporation and subsidiaries and Notes thereto as of December 31, 2017 and 2016, and for the three years ended December 31, 2017, including the retrospectively adjusted guarantor information in Note 23.

101

The following financial information from Ball Corporation’s Current Report on Form 8-K as of December 31, 2017 and 2016, and for the three years ended December 31, 2017, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Earnings, (ii) the Consolidated Statements of Comprehensive Earnings, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Shareholders’ Equity and Comprehensive Earnings and (vi) Notes to the Consolidated Financial Statements. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
	Name:	Charles E. Baker
	Title:	Vice President, General Counsel and Corporate Secretary

Date: March 6, 2018